Exhibit 10.9

Spousal Consent

The undersigned,             People’s Republic of China (“China” or the “PRC”) citizen with PRC Identification Card No.:         , is the lawful spouse of           , a PRC citizen with PRC Identification Card No.:        . I hereby agree to the execution of the Loan Agreement entered into with Shanghai Chu Le Information Technology Co., Ltd. (the “WFOE”) by       on August 6, 2012, and the following documents (together with Loan Agreement, the “Transaction Documents”) by         on October 30, 2012, and the disposal of the equity interests of Shanghai Chu Bao Information Technology Co., Ltd. (“Target Company”) held by         and registered in his name according to the following documents:

(1)                                 The Amended and Restated Equity Pledge Agreement entered into between the WFOE and Target Company;

(2)                                 The Amended and Restated Exclusive Option Agreement entered into between the WFOE and Target Company;

(3)                                 Power of Attorney.

I hereby undertake and confirm that                can perform the Transaction Documents and further amend or terminate the Transaction Documents without the authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as may be amended from time to time).

I hereby agree and undertake that if I obtain any equity interests of Target Company which are held by          for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and Target Company as of August 6, 2012 (the “Exclusive Business Cooperation Agreement”) (as may be amended from time to time) and comply with the obligations thereunder as a shareholder of Target Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and the Exclusive Business Cooperation Agreement (as may be amended from time to time).

Name

Date: October 30, 2012

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